UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 13, 2025
Date of report (Date of earliest event reported)
SPS COMMERCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 435-9400
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SPSC	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 13, 2025, the Company held its 2025 Annual Meeting of Stockholders and the Company's stockholders voted on the following matters:
1.Election of Directors
The following nominees were elected to serve as directors for a term that will last until the Company’s 2026 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The voting with respect to the election of directors was as follows:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Chad Collins	33,012,209	208,346	22,709	1,549,903
Razat Gaurav	33,202,849	16,729	23,686	1,549,903
Marty Réaume	32,428,331	683,517	131,416	1,549,903
Tami Reller	32,958,193	261,402	23,669	1,549,903
Philip Soran	32,169,986	1,049,706	23,572	1,549,903
Anne Sempowski Ward	32,069,197	1,129,482	44,585	1,549,903
Sven Wehrwein	32,102,373	1,117,317	23,574	1,549,903

2. Ratification of the Selection of KPMG LLP as Independent Auditor for the Year Ending 2025
The Company’s stockholders ratified the appointment of KPMG LLP to serve as the independent auditor for the year ending December 31, 2025 by voting as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
34,561,885	216,546	14,736	—

3. Advisory Approval of the Compensation of Named Executive Officers ("Say-on-Pay")
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by voting as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
31,866,376	1,354,175	22,713	1,549,903

4. Advisory Vote regarding the Frequency of Holding Future Say-on-Pay Votes
The Company's stockholders voted, on an advisory basis, to hold a Say-on-Pay vote every year by voting as follows:

1 Year	2 Years	3 Years	Abstain
32,789,860	2,442	430,005	20,957
After considering the results of the advisory vote, the Board of Directors has determined that it will continue to hold Say-on-Pay votes every year until the next required vote on the frequency of shareholder votes on the compensation of executives.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.

Date: May 13, 2025	By:	/s/ KIMBERLY NELSON
Kimberly Nelson
Executive Vice President and Chief Financial Officer